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                                                                   EXHIBIT 10.13

                        TECHNICAL COOPERATION AGREEMENT

THIS AGREEMENT is made as of the ______ day of ________________, 1998. by and between

     (i) Shanghai New Globe Company, with an office at __Rm. 1305, No. 1207, Jiangning Road, Shanghai 200060, P.R. China (hereinafter "New Globe");
     (ii) Shanghai Post & Telecommunications Administration with an office at _61 Sichuan N. Road, Shanghai 200085, P.R. China (hereinafter "Shanghai Telecom");and
     (iii) Metawave Communications Corporation, a Delaware corporation with an office at 10735 Willows Road NE, Redmond, WA 98073 (hereinafter "Metawave").

WHEREAS, Shanghai Telecom operates GSM networks in Shanghai, China:

WHEREAS, New Globe currently acts as a distributor of telecommunications equipment to various entities, including Shanghai Telecom;

WHEREAS, Metawave is engaged in the business of, designing, developing, manufacturing and selling, spectrum management systems, including the Spotlight and Spotlight 2000 systems and wishes to develop a GSM compatible Spotlight system (the "GSM Spotlight System"; and

WHEREAS, the Parties wish to enter into an agreement which, among other things, will establish the duties and responsibilities of each Party in Metawave's development and testing of an GSM Spotlight System between the Spotlight system and certain GSM base stations utilized by Shanghai Telecom and support of certain testing activities related to such GSM Spotlight Systems, all as more specifically described herein;

NOW, THEREFORE, in consideration of the mutual covenants of the Parties and other good and valuable consideration, the sufficiency of which is acknowledged, the Parties agree as follows:

1.0  DEFINITIONS

"Base Station" means the GSM micro base station to be provided by Shanghai Telecom pursuant to this Agreement.

"GSM Spotlight System" means the spectrum management system that is to be designed by Metawave to be compatible with the GSM air protocol.

"Intellectual Property Rights" or "IPR" shall mean any rights related to trade secrets, patents, copyrights, trademarks, know how, and mask work rights, and similar rights of

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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any type under the laws of any governmental authority, domestic or foreign, including all applications and registrations relating to any of the foregoing.

"Metawave Products" shall mean Metawave's Spotlight and Spotlight 2000 systems the and the GSM Spotlight System to be developed.

"Parties" shall mean New Globe, Shanghai Telecom and Metawave and "Party" shall mean each one of them.

2.0  TECHNICAL COOPERATION

2.1 Metawave will develop, [***], the GSM Spotlight System. New Globe will join the development [***].

2.2 At its expense, Metawave will provide to New Globe and Shanghai Telecom customer documentation on the Metawave Products. Metawave will provide standard updates to all documentation provided.

2.3 New Globe shall make available to Metawave the services of two of its engineering employees during the process of developing the GSM Spotlight System at Metawave's headquarters in Redmond, WA, USA for, for up to a [***]. New Globe shall be responsible [***] and Metawave shall provide [***].

2.4 New Globe shall deliver the Base Station to Metawave. Metawave shall have the right to use the Base Station [***]. In addition, New Globe Telecom will make available to Metawave, documentation, including installation and operation documentation, for the Base Station and any updates that become available during the term of this Agreement.

3.0  FIELD TRIAL

3.1 Following completion of development of a test unit of the GSM Spotlight System, the Parties shall conduct certain tests of the GSM Spotlight System in Shanghai Telecom's GSM network in accordance with a Test Plan to be mutually agreed by the Parties (the "Field Trial"). Representatives of Shanghai Telecom and New Globe shall assist Metawave with the Field Trial and shall provide resources needed for the Field Trial. The responsibilities of each Party, including costs and provision of resources and equipment, shall be set forth in the Test Plan.

3.2  [***]

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3.3  Shanghai Telecom shall provide supervised access for Metawave and it
employees to the sites where the Field Trial is to be conducted.   The GSM
Spotlight System shall remain at the site during the Field Trial and shall not be moved without the consent of Metawave. Shanghai Telecom agrees not to allow anyone other than employees of Metawave, Shanghai Telecom or New Globe to use or analyze the GSM Spotlight System.

3.4 If the results of the Field Trial are successful, the Parties shall sign a Certificate of Test Results and shall issue a press release announcing the Test Results. Such press release shall be approved in writing by each of the Parties.

4.0  FURTHER COOPERATION

4.1 Following successful completion of the Field Trial, New Globe shall recommend to Shanghai Telecom, and Shanghai Telecom shall negotiated the commercial conditions concerning the GSM Spotlight System with Metawave.

4.2 Following successful completion of the Field Trial, Metawave shall give New Globe first priority for negotiating a distributorship arrangement for GSM Spotlight System for certain geographical regions in China, and to negotiate issues of joint manufacture in Shanghai at at an appropriate time in the future, all to be set forth in a separate agreement between Metawave and New Globe.

4.3 Any publicity, including press releases, concerning this Agreement shall be mutually agreed upon in advance by the Parties, except where disclosure of this Agreement is required by law or government regulation, in which case the Party required to make the disclosure shall inform the other Parties in advance of such disclosure but shall not be required to obtain their consent.

5.0  CONFIDENTIAL INFORMATION

5.1 Confidential Information is confidential technical information, specifications, business plans or other information which, at the time of disclosure, (a) is the subject of reasonable efforts to maintain its confidentiality, (b) derives value from not being readily ascertainable by proper means by persons who can obtain value from its disclosure or use, and (c) is disclosed by one Party to the other pursuant to activities carried out under this Agreement, regardless of whether the information is proprietary to the disclosing Party or held by the disclosing Party for another ("Confidential Information"). If Confidential Information is disclosed by a Party to the other Party in a writing or other tangible medium which the disclosing Party considers to be and desires to be treated as confidential, such information shall be clearly labeled or identified thereon as "confidential" or "proprietary" information of the disclosing Party. If such Confidential Information is disclosed orally, the disclosing Party shall so designate it at the time of disclosure or within fifteen (15) business days thereafter, and shall, within fifteen (15)

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business days of the designation, summarize such disclosure and confirm such designation in writing labeled as provided above.

5.2 The Party receiving such Confidential Information shall limit disclosure of the same to those of its employees or contractors to whom such disclosure is necessary for the purposes of and in accordance with the obligations of this Agreement, and shall ensure against further disclosure of the same by exercise of the same degree of care it exercises to prevent disclosure of its own confidential information of a similar nature; provided, however, that prior to any disclosures to any contractors, the receiving Party shall notify the disclosing Party of the name of any such contractor and shall enter into an agreement with such contractor protecting the confidentiality of information under terms substantially similar to those contained in Section 9.

5.3 For purposes of this Agreement, employees of the Parties shall be authorized to have access to any Confidential Information of either Party as described herein and subject to the limitations of this Agreement. Employees of a Party shall be deemed to include employees of such Party's parent, or any majority-owned subsidiary, affiliated or related companies, and contractors, provided, however, that any disclosure to such other persons will be subject to the confidentiality obligations and other restrictions of this Agreement.

5.4 Upon written request of the disclosing Party, all Confidential Information disclosed hereunder, including copies thereof, shall be returned to the disclosing Party, or verified to the disclosing Party as having been destroyed.

5.5 The foregoing obligations of the receiving Party with respect to Confidential Information of the disclosing Party shall not apply to the extent that such information:

(i) was or becomes publicly known other than as a result of a breach of this Agreement;

(ii) was or becomes rightfully known to the receiving Party without an obligation of confidentiality;

(iii) is developed by the receiving Party independently of such Confidential Information; or

(iv)  is approved by the disclosing Party for public disclosure or other use, or

(v) is disclosed pursuant to a valid order of a court or other governmental body or any political subdivision thereof provided, however, that the Party proposing to disclose such information shall first notify the other Party to allow it an opportunity to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purpose for which such protective order is issued; or

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(vi) is otherwise required by law to be disclosed.

6.0  INTELLECTUAL PROPERTY

6.1 Metawave owns all right, title and interest, including all Intellectual Property Rights, in the GSM Spotlight System and in the Metawave documentation, specifications and Metawave Confidential Information disclosed to New Globe and Shanghai Telecom pursuant to this Agreement. Furthermore, each Party shall retain sole ownership of all of its Intellectual Property Rights in its own Products existing prior to this Agreement or generated under this Agreement by such Party. No license rights in any Intellectual Property Rights are granted or implied by Metawave to New Globe or Shanghai Telecom under this Agreement.

6.2 The Parties do not anticipate joint development activity pursuant to their respective performances under this Agreement. Should joint development nonetheless occur which is based upon Metawave Confidential Information, such Intellectual Property Rights jointly generated under this Agreement by the Parties shall be owned solely by Metawave, and New Globe and Shanghai Telecom hereby assign all right, title and interest in such jointly generated intellectual property rights and agree to cooperate reasonably, at Metawave's expense, in perfecting such right, title and interest.

7.0  LEGAL RELATIONSHIPS

7.1 This Agreement is not intended to create, nor shall it be construed as creating or constituting, by implication or otherwise, a joint venture, partnership or other formal business organization between the Parties.

7.2 Each Party shall be solely responsible for all aspects of employment of its employees, such as salaries, benefits, insurance coverage, including workers' compensation, and taxes, including payment of any withholding taxes on salaries.

7.3 Each Party shall have written agreements with its employees and contractors to ensure that Confidential Information is respected and protected as provided herein.

NOTICES 8.0 NOTICES

8.1 Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or by a reputable overnight courier service providing proof of delivery, or by confirmed facsimile transmission and addressed as follows:

For Metawave:
Victor Liang, Sr. Vice President, GSM
Metawave Communications Corporation
10735 Willows Road NE

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Redmond, Washington 98073
425-702-5978 fax

Copy to: General Counsel

For New Globe:
Shen Weikang, GM
Shanghai New Globe Telcomm. Co.,Ltd.
Rm 1305, No.1207, Jiangning Road.
Shanghai 200060, P.R.China
Tel.: +86 21 62761101
Fax:  +86 21 62275258


For Shanghai Telecom:
Guo Jianhua, Vice-Chief Engineer
Shanghai Posts & Telecoms Administration
61 Sichuan Road(N.)
Shanghai 200085, P.R.China
Tel.: +86 21 63630012
Fax:  +86 21 63248065


Either Party may change the address or designated representative by giving written notice thereof to the other Party.

9.0  EXPORT; TAXES

9.1 The disclosure and transfer of technical information and the export of any Metawave Product or the GSM Spotlight System for the Field Trial by Metawave under this Agreement shall be subject to the then-existing United States export control laws and regulations.

9.2 All customs and excise duties imposed upon Metawave equipment arising in connection with the performance of this Agreement in the P.R.China and United States shall be borne by [***]. All customs and excise duties imposed upon New Globe equipment arising in connection with the performance of this Agreement in the P.R.China shall be borne by New Globe. Each Party shall assist each other with customs formalities, such as entrance and export requirements, which apply to the equipment in the country in which such Party is registered.


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10.0 TERM, TERMINATION AND SURVIVABILITY

10.1 Unless this Agreement is terminated or extended by the parties as provided herein, the term of this Agreement shall commence on the Effective Date and continue in full force for [***].

10.2 Each Party should not terminate their cooperation under this Agreement solely for its convenience. But if any Party wishes to terminate the cooperation under this Agreement, the Party must inform the other Parties [***] prior giving written notice and must be agreed by the Parties.

10.3 If one Party is in material breach of any term of this Agreement and fails to cure such breach within [***] of written notice by the Party not in breach setting forth in detail the alleged breach, a Party not in breach may terminate this Agreement immediately upon written notice to the breaching Party .

10.4 The rights and obligations of the Parties with respect to the following Sections shall survive expiration or termination of this Agreement: 5 and 6.

10.5 [***]

10.6 Upon termination of this Agreement any and all copies of Confidential Information, specifications and technical information in the possession of any Party will on the written request of the disclosing Party, be delivered to disclosing Party, by the receiving Party, at the expense of the receiving Party. Where a Party does not request the return of the materials as set out above, the receiving Party will destroy the Confidential Information and other such specifications and all copies, modifications and documentation related thereto according to the list provided by a Party and provide proof of such destruction to disclosing Party within 30 days of termination.

11.  ARBITRATION OF DISPUTES

11.1 All disputes arising out of or in connection with this Agreement, so far as is reasonably possible, shall be settled amicably through friendly consultation by the Parties.

11.2 In the event that the Parties are unable to settle any dispute within [***] of a request by any Party that a dispute be settled by consultation, any disputes, controversies or claims arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be settled by final and binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (the "Rules of Arbitration").

11.3  The place of arbitration shall be in [***].

11.4  [Intentionally omitted]

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11.5  The decision made by the Tribunal shall be final and binding on the
Parties, and the Parties shall act accordingly.


11.6 Each party shall bear its own costs and expenses of arbitration (including the reasonable fees and expenses of the attorneys appointed by each of the Parties), unless it is otherwise decided by the Tribunal. The award shall be made and shall be payable in US dollars free of any tax or any other deduction.

12.0  GENERAL

12.1 Any assignment by a party to this Agreement or any other interest hereunder without the other parties' prior written consent, shall be void, except assignment to a person or entity who acquires all or substantially all of the assets, business or stock of Metawave, whether by sale, merger or otherwise.

12.2 No Party shall be liable to the others for any indirect, special, or consequential damages resulting from any breach of this Agreement.

12.3 This document constitutes the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all previous communications, representations, understandings and agreements, either oral or written, between or among the Parties or any official or representative thereof.

12.4 Any term of this Agreement may be amended or waived only with the written consent of the Parties or their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Parties and their respective successors and assigns.

12.5 This Agreement has been executed in both the English and Chinese languages.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date hereof.


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METAWAVE COMMUNICATIONS CORP.

Signature:    /s/ Victor K. Liang

Name:

Title:       Sr. VP GSM Product

SHANGHAI NEW GLOBE COMPANY



Signature:   /s/ [Chinese ^^^]

Name:

Title:

SHANGHAI TELECOM

Signature:   [Chinese ^^^]

Name:

Title:

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